Exhibit 99.1

Investor Contact Information:

Anthony V. Cosentino

Executive Vice President and

Chief Financial Officer

Tony.Cosentino@YourStateBank.com

SB Financial Group, Inc. Announces Fourth-Quarter and Full-Year 2016 Results

Year-over-year earnings per share growth of 28% and loan growth of over 15%

DEFIANCE, Ohio, January 19, 2017 -- SB Financial Group, Inc. (NASDAQ: SBFG) (“SB Financial” or the “Company”), a diversified financial services company providing full-service community banking, mortgage banking, wealth management, item and statement processing services, today reported earnings for the fourth-quarter and twelve-months ended December 31, 2016.

Fourth-quarter 2016 highlights over prior-year fourth quarter include:

●	Net income of $2.3 million, an increase of 24.0 percent, or $0.4 million

●	Return on average assets of 1.14 percent, up 11.8 percent, or 12 basis points

●	Diluted earnings per share (EPS) of $0.37, an increase of 27.6 percent, or $0.08 per share

●	Loan growth of $25.1 million, or 16.2 percent annualized

●	Deposit growth of $10.9 million, or 6.6 percent annualized

●	Fully Taxable Equivalent (FTE) net interest margin of 3.69 percent, down 7 basis points

●	Mortgage origination volume of $83.5 million, an increase of 24.3 percent, or $16.3 million; servicing portfolio of $899.7 million, up 16.5 percent, or $127.2 million

Full-year highlights over prior-year twelve months include:

●	Net income of $8.8 million, an increase of 15.3 percent, or $1.2 million

●	Return on average assets of 1.11 percent, up 4.7 percent, or 5 basis points

●	Diluted earnings per share of $1.38, an increase of 16.0 percent, or $0.19 per share

●	Loan growth of $86.8 million, or 15.6 percent

●	Deposit growth of $86.6 million, or 14.8 percent

●	Nonperforming assets to total assets ended the year at 65 basis points

Highlights	Three Months Ended			Twelve Months Ended
($000’s except ratios and share data)	Dec. 2016	Dec. 2015	% Change	Dec. 2016	Dec. 2015	% Change
Operating revenue	$11,775	$9,692	21.5%	$43,742	$39,050	12.0%
Interest income	7,512	6,622	13.4	29,051	25,927	12.0
Interest expense	865	646	33.9	3,198	2,584	23.8
Net interest income	6,647	5,976	11.2	25,853	23,343	10.8
Noninterest income	5,128	3,716	38.0	17,889	15,707	13.9
Noninterest expense	7,859	6,839	14.9	30,091	26,927	11.8
Net income	2,317	1,868	24.0	8,784	7,619	15.3
Earnings per diluted share	0.37	0.29	27.6	1.38	1.19	16.0
Net interest margin (FTE)	3.69%	3.76%	(1.9)	3.75%	3.78%	(0.8)
Return on average assets	1.14%	1.02%	11.8	1.11%	1.06%	4.7
Return on average equity	10.73%	9.23%	16.3	10.39%	9.69%	7.2

“SB Financial Group’s fourth-quarter results were strong, providing the best year-over-year earnings performance for our Company since 2003,” said Mark Klein, Chairman, President, and CEO of SB Financial. “Diluted EPS for the quarter was $0.37, up $0.08 or 28 percent, and the full year came in at $1.38, up $0.19 or 16 percent. In addition, our balance sheet grew this quarter with $25 million of loan growth and we originated $83.5 million of residential mortgage volume, all while maintaining a very healthy ratio of nonperforming assets at 65 basis points.”

RESULTS OF OPERATIONS

Consolidated Revenue

Total operating revenue, consisting of net interest income and noninterest income, was up 21.5 percent from the fourth quarter of 2015, and up 0.8 percent from the linked quarter.

●	Net interest income was up 11.2 percent from the year-ago quarter, and flat to the linked quarter.

●	Net interest margin (FTE) was down 7 basis points from the year-ago quarter, and down 13 basis points from the linked quarter.

●	Noninterest income was up 38.0 percent from the year-ago quarter, and up 2.3 percent from the linked quarter.

●	Total operating revenue for the full year of 2016 was $43.7 million, compared to $39.1 million for the full year of 2015, which is a 12.0 percent increase.

Mortgage Loan Business

Mortgage loan originations for the fourth quarter of 2016 were $83.5 million, up $16.3 million, or 24.3 percent, from the year-ago quarter. Total sales of originated loans were $81.7 million, up $25.4 million, or 45.1 percent from the year-ago quarter.

Net mortgage banking income, consisting of gains on the sale of mortgage loans and net loan servicing fees, was $3.3 million for the fourth quarter of 2016, compared to $1.8 million for the year-ago quarter, or an 89.5 percent increase. The mortgage servicing valuation adjustment for the fourth quarter 2016 was a positive $1.2 million, compared to a negative adjustment for the fourth quarter of 2015 of $0.1 million. The aggregate servicing valuation impairment ended the quarter at $0.2 million. The mortgage servicing portfolio at December 31, 2016, was $899.7 million, up $127.2 million, or 16.5 percent, from $772.5 million at December 31, 2015.

Mr. Klein noted, “Our highest origination year on record with volume of $383 million culminated with a fourth quarter performance that was higher than the prior year by 24 percent. Our $9.0 million in mortgage banking revenue for the year was all core earnings, and was higher by 23 percent than in 2015.”

Mortgage Banking ($000’s)
	Dec. 2016	Sep. 2016	Jun. 2016	Mar. 2016	Dec. 2015
Mortgage originations	$83,469	$117,209	$110,210	$71,941	$67,149
Mortgage sales	81,689	101,147	95,150	59,383	56,302
Mortgage servicing portfolio	899,710	868,783	831,781	792,666	772,533
Mortgage servicing rights	8,422	6,887	6,494	6,608	7,152

Mortgage servicing revenue:
Loan servicing fees	553	531	505	491	476
OMSR amortization	(462)	(397)	(309)	(170)	(157)
Net administrative fees	91	134	196	321	319
OMSR valuation adjustment	1,233	71	(469)	(767)	64
Net loan servicing fees	1,324	205	(273)	(446)	383
Gain on sale of mortgages	2,002	2,503	2,284	1,383	1,372
Mortgage banking revenue, net	$3,326	$2,708	$2,011	$937	$1,755

2

Noninterest Income and Noninterest Expense

SB Financial’s fee income includes revenue from a diverse group of services, such as wealth management, deposit fees and from sales of small business loans (SBA). Wealth management assets under our care stood at $378.1 million as of December 31, 2016. For the fourth quarter of 2016, fee income as a percentage of total revenue was 43.6 percent. The recapture of servicing rights positively impacted the quarter by $1.2 million.

For the fourth quarter of 2016, noninterest expense (NIE) of $7.9 million, was up $1.0 million, or 14.9 percent, compared to the same quarter last year. New branch locations and increased support in the Company’s compliance and mortgage divisions raised staffing levels by 6.1 percent. We also had higher commission expenses related to our mortgage loan volume. Compared to the linked quarter, NIE was down $0.1 million, or 0.9 percent.

Mr. Klein stated, “The servicing rights impairment recapture of $1.2 million was an important factor in quarterly results, however the net effect of that item over all of 2016 was minimal. We continue to have solid fee income contributions from all of our business lines. Our pipeline in SBA is very strong and we expect to expand loan sale gains in the coming quarters.”

Noninterest Income / Noninterest Expense ($000’s)
	Dec. 2016	Sep. 2016	Jun. 2016	Mar. 2016	Dec. 2015
Noninterest Income (NII)	$5,128	$5,015	$4,307	$3,439	$3,716
NII / Total Revenue	43.6%	42.9%	40.1%	36.0%	38.3%
NII / Average Assets	2.5%	2.5%	2.2%	1.8%	2.0%

Noninterest Expense (NIE)	$7,859	$7,930	$7,407	$6,895	$6,839
Efficiency Ratio	66.7%	67.8%	69.0%	72.2%	70.2%
NIE / Average Assets	3.9%	4.0%	3.8%	3.6%	3.7%
Net Noninterest Expense	(1.3)	(1.5)	(1.6)	(1.8)	(1.7)

3

Balance Sheet

Total assets as of December 31, 2016, were $816.0 million, up $82.9 million, or 11.3 percent, from a year ago. Total equity as of December 31, 2016, was $86.5 million, up 6.5 percent, from a year ago, and was at 10.6 percent of total assets.

Total loans held for investment were $644.4 million at December 31, 2016, up $86.8 million, or 15.6 percent, from December 31, 2015. Commercial real estate loans were up $41.9 million, or 17.3 percent, and accounted for the majority of the total loan growth., Commercial (C & I) and Residential real estate loans also rose $22.5 million and $11.6 million, or 26.0 percent and 8.9 percent, respectively.

The investment portfolio, including Federal Reserve Bank and Federal Home Loan Bank stock, of $93.9 million represented 11.5 percent of assets at December 31, 2016, and was flat to the year-ago period. Deposit balances of $673.1 million at December 31, 2016, increased by $86.6 million, or 14.8 percent, since December 31, 2015. Growth from the prior year included $17.2 million in checking and $69.4 million in savings and time deposit balances.

Mr. Klein said, “The $25 million of loan growth for the quarter brought our total for 2016 to $87 million, which is a 15 percent growth rate. Our asset quality remains top-tier with our allowance coverage of non-performing loans increasing to a strong 179 percent.”

Loan Portfolio ($000’s)	Dec. 2016	Sep. 2016	Jun. 2016	Mar. 2016	Dec. 2015	Variance YOY
Commercial	$109,087	$101,245	$100,651	$92,086	$86,586	$22,501
% of Total	16.9%	16.4%	16.6%	16.0%	15.5%	26.0%
Commercial RE	284,084	268,408	261,923	256,461	242,208	41,876
% of Total	44.1%	43.3%	43.3%	44.4%	43.4%	17.3%
Agriculture	52,475	54,609	52,375	42,467	43,835	8,640
% of Total	8.2%	8.8%	8.7%	7.4%	7.9%	19.7%
Residential RE	142,452	139,757	135,506	132,627	130,806	11,646
% of Total	22.1%	22.6%	22.4%	23.0%	23.5%	8.9%
Consumer & Other	56,335	55,333	54,321	53,493	54,224	2,111
% of Total	8.7%	8.9%	9.0%	9.3%	9.7%	3.9%

Total Loans	$644,433	$619,352	$604,776	$577,134	$557,659	$86,774
Total Growth Percentage						15.6%

Deposit Bal. ($000’s)	Dec. 2016	Sep. 2016	Jun. 2016	Mar. 2016	Dec. 2015	Variance YOY
Non-Int DDA	$125,189	$116,976	$110,899	$112,209	$113,113	$12,076
% of Total	18.6%	17.7%	17.1%	17.6%	19.3%	10.7%
Interest DDA	131,598	135,729	129,658	138,235	126,443	5,155
% of Total	19.5%	20.5%	20.0%	21.7%	21.6%	4.1%
Savings	95,594	89,265	84,975	86,038	83,447	12,147
% of Total	14.2%	13.5%	13.1%	13.5%	14.2%	14.6%
Money Market	122,976	126,501	134,365	120,672	104,412	18,564
% of Total	18.3%	19.1%	20.7%	18.9%	17.8%	17.8%
Certificates	197,716	193,673	188,403	180,874	159,038	38,678
% of Total	29.4%	29.3%	29.1%	28.4%	27.1%	24.3%

Total Deposits	$673,073	$662,144	$648,300	$638,028	$586,453	$86,620
Total Growth Percentage						14.8%

4

Asset Quality

SB Financial returned to high-performing peer asset quality levels during the quarter, reporting non-performing assets of $5.3 million as of December 31, 2016, down $3.1 million, or 36.9 percent, from the year-ago quarter. The decrease from the prior year resulted from the full principal payoff of an existing delinquent commercial real estate credit that moved through foreclosure with full principal payoff. SB Financial’s nonperforming assets to total assets of 0.65 percent is in the top quartile of its 65-bank peer group. The coverage of problem loans by the loan loss allowance was at 178.5 percent at December 31, 2016, up from the 85.8 percent at December 31, 2015.

Summary of Nonperforming Assets ($000’s)

Nonperforming Category	Dec. 2016	Sep. 2016	Jun. 2016	Mar. 2016	Dec. 2015	Variance YOY
Commercial & Agriculture	$194	$151	$158	$164	$196	$(2)
% of Total Com./Ag. loans	0.12%	0.10%	0.12%	0.12%	0.15%	(1.0%)
Commercial RE	1,194	1,393	5,309	5,218	5,670	(4,476)
% of Total CRE loans	0.42%	0.52%	2.02%	2.03%	2.34%	(78.9%)
Residential RE	1,162	1,152	1,088	1,156	749	413
% of Total Res. RE loans	0.82%	0.82%	0.80%	0.87%	0.57%	55.1%
Consumer & Other	187	193	138	46	32	155
% of Total Con./Oth. loans	0.33%	0.35%	0.25%	0.09%	0.06%	N/M
Total Nonaccruing Loans	2,737	2,889	6,693	6,584	6,646	(3,909)
% of Total loans	0.43%	0.47%	1.11%	1.14%	1.19%	(58.8%)
Accruing Restructured Loans	1,590	1,588	1,381	1,482	1,500
Total Nonaccruing & Restructured Loans	$4,327	$4,477	$8,074	$8,066	$8,146	$(3,819)
% of Total loans	0.67%	0.72%	1.34%	1.40%	1.46%	(46.9%)
Foreclosed Assets	994	73	157	406	286
Total Nonperforming Assets	$5,321	$4,550	$8,231	$8,472	$8,432	$(3,111)
% of Total assets	0.65%	0.57%	1.04%	1.09%	1.15%	(36.9%)

Webcast and Conference Call

The Company will hold a related conference call and webcast on January 20, 2017, at 11:00 a.m. EDT. Interested parties may access the conference call by dialing 1-888-338-9469. The webcast can be accessed at http://www.yoursbfinancial.com/investorrelations.html. An audio replay of the call will be available on the SB Financial website.

5

About SB Financial Group

Headquartered in Defiance, Ohio, SB Financial is a diversified financial services holding company with two operating subsidiaries: State Bank and Diverse Computer Marketeres (DCM). State Bank provides a full range of financial services for consumers and small businesses, including wealth management, private client services, mortgage banking and commercial and agricultural lending, operating through a total of 19 banking centers; 18 in nine Ohio counties and one center in Fort Wayne, Indiana, and 22 full-service ATMs. The Company has six loan production offices located throughout the Tri-State region of Ohio, Indiana and Michigan. DCM provides item processing and statement production services to community banks located primarily in the Midwest. SB Financial’s common stock is listed on the NASDAQ Capital Market under the symbol “SBFG”.  SB Financial’s preferred stock is listed on the NASDAQ Capital Market under the symbol “SBFGP”.

In May 2016, SB Financial was ranked #160 on the American Banker Magazine’s list of Top 200 Publicly Traded Community Banks and Thrifts based on three-year average return on equity (“ROE”).

Forward-Looking Statements

Certain statements within this document, which are not statements of historical fact, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties and actual results may differ materially from those predicted by the forward-looking statements. These risks and uncertainties include, but are not limited to, risks and uncertainties inherent in the national and regional banking industry, changes in economic conditions in the market areas in which SB Financial and its subsidiaries operate, changes in policies by regulatory agencies, changes in accounting standards and policies, changes in tax laws, fluctuations in interest rates, demand for loans in the market areas in SB Financial and its subsidiaries operate, increases in FDIC insurance premiums, changes in the competitive environment, losses of significant customers, geopolitical events, the loss of key personnel and other risks identified in SB Financial’s Annual Report on Form 10-K and documents subsequently filed by SB Financial with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made, and SB Financial undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made, except as required by law. All subsequent written and oral forward-looking statements attributable to SB Financial or any person acting on its behalf are qualified by these cautionary statements.

Non-GAAP Financial Measures

In addition to results presented in accordance with GAAP, this release contains certain non-GAAP financial measures. Management believes that including certain non-GAAP financial measures will provide investors with information useful in understanding the Company’s financial performance, its performance trends and financial position. These non-GAAP measures should not be considered a substitute for GAAP basis measures and results.

###

6

SB FINANCIAL GROUP, INC.

CONSOLIDATED BALANCE SHEETS - (Unaudited)

	December	September	June	March	December
($ in Thousands)	2016	2016	2016	2016	2015
ASSETS
Cash and due from banks	$17,012	25,167	29,945	35,529	20,459

Securities available for sale, at fair value	90,129	92,689	92,472	97,990	89,789
Other securities - FRB and FHLB Stock	3,748	3,748	3,748	3,748	3,748
Total investment securities	93,877	96,437	96,220	101,738	93,537

Loans held for sale	4,434	5,865	8,441	6,890	7,516

Loans, net of unearned income	644,433	619,352	604,776	577,134	557,659
Allowance for loan losses	(7,725)	(7,320)	(7,450)	(7,205)	(6,990)
Net loans	636,708	612,032	597,326	569,929	550,669

Premises, equipment and software, net	19,129	18,673	18,806	18,994	19,010
Cash surrender value of life insurance	13,725	13,653	13,581	13,509	13,437
Goodwill & other intangibles	16,422	16,426	16,429	16,432	16,435
Foreclosed assets held for sale, net	994	73	157	406	286
Mortgage servicing rights	8,422	6,887	6,494	6,608	7,152
Accrued interest receivable	1,512	1,641	1,397	1,489	1,260
Other assets	3,770	4,946	4,367	3,296	3,310
Total assets	$816,005	801,800	793,163	774,820	733,071

LIABILITIES AND EQUITY
Deposits
Non interest bearing demand	$125,189	116,976	110,899	112,209	113,113
Interest bearing demand	131,598	135,729	129,658	138,235	126,443
Savings	95,594	89,265	84,975	86,038	83,447
Money market	122,976	126,501	134,365	120,672	104,412
Time deposits	197,716	193,673	188,403	180,874	159,038
Total deposits	673,073	662,144	648,300	638,028	586,453

Advances from Federal Home Loan Bank	26,500	23,000	23,000	21,000	35,000
Repurchase agreements	10,532	11,363	17,797	14,524	12,406
Trust preferred securities	10,310	10,310	10,310	10,310	10,310
Accrued interest payable	408	427	384	343	264
Other liabilities	8,634	8,293	8,422	7,564	7,397
Total liabilities	729,457	715,537	708,213	691,769	651,830

Equity
Preferred stock	13,983	13,983	13,983	13,983	13,983
Common stock	12,569	12,569	12,569	12,569	12,569
Additional paid-in capital	15,362	15,370	15,367	15,365	15,438
Retained earnings	46,688	44,933	42,925	41,199	40,059
Accumulated other comprehensive income	51	1,237	1,552	1,296	650
Treasury stock	(2,105)	(1,829)	(1,446)	(1,361)	(1,458)
Total equity	86,548	86,263	84,950	83,051	81,241

Total liabilities and equity	$816,005	801,800	793,163	774,820	733,071

7

SB FINANCIAL GROUP, INC.

CONSOLIDATED STATEMENTS OF INCOME - (Unaudited)

	At and for the Three Months Ended					Twelve Months Ended
	December	September	June	March	December	December	December
($ in thousands - except share data)	2016	2016	2016	2016	2015	2016	2015
Interest income
Loans
Taxable	$7,059	6,954	6,648	6,260	6,086	26,921	23,692
Nontaxable	20	22	24	9	10	75	35
Securities
Taxable	289	378	392	402	357	1,461	1,506
Nontaxable	144	145	149	156	169	594	694
Total interest income	7,512	7,499	7,213	6,827	6,622	29,051	25,927

Interest expense
Deposits	709	677	647	545	492	2,578	1,979
Repurchase Agreements & Other	2	5	4	5	3	16	17
Federal Home Loan Bank advances	86	83	77	106	95	352	375
Trust preferred securities	68	63	62	59	56	252	213
Total interest expense	865	828	790	715	646	3,198	2,584

Net interest income	6,647	6,671	6,423	6,112	5,976	25,853	23,343

Provision for loan losses	500	-	-	250	150	750	1,100

Net interest income after provision for loan losses	6,147	6,671	6,423	5,862	5,826	25,103	22,243

Noninterest income
Wealth Management Fees	657	695	643	633	645	2,628	2,606
Customer service fees	653	692	680	680	711	2,705	2,779
Gain on sale of mtg. loans & OMSR's	2,002	2,503	2,284	1,383	1,372	8,172	6,264
Mortgage loan servicing fees, net	1,324	205	(273)	(446)	383	810	1,025
Gain on sale of non-mortgage loans	52	327	151	449	75	979	947
Data service fees	184	223	233	277	273	917	1,190
Net gain on sales of securities	-	59	92	111	-	262	-
Gain/(loss) on sale/disposal of assets	-	(31)	186	22	38	177	18
Other income	256	342	311	330	219	1,239	878
Total non-interest income	5,128	5,015	4,307	3,439	3,716	17,889	15,707

Noninterest expense
Salaries and employee benefits	4,656	4,672	4,314	3,779	3,855	17,421	14,917
Net occupancy expense	533	523	524	565	479	2,145	1,943
Equipment expense	735	649	639	595	566	2,618	2,223
Data processing fees	384	352	339	305	264	1,380	1,060
Professional fees	404	380	326	316	381	1,426	1,663
Marketing expense	154	123	199	171	157	647	594
Telephone and communication	111	101	102	99	103	413	387
Postage and delivery expense	148	154	162	197	168	661	801
State, local and other taxes	154	170	171	99	130	594	517
Employee expense	182	117	128	118	126	545	543
Intangible amortization expense	3	3	3	3	37	12	200
Other expenses	395	686	500	648	573	2,229	2,079
Total non-interest expense	7,859	7,930	7,407	6,895	6,839	30,091	26,927

Income before income tax expense	3,416	3,756	3,323	2,406	2,703	12,900	11,023
Income tax expense	1,098	1,209	1,058	751	835	4,116	3,404

Net income	$2,317	2,547	2,265	1,655	1,868	8,784	7,619

Preferred Stock Dividends	244	244	244	244	244	975	956

Net income available to common shares	2,073	2,303	2,021	1,411	1,624	7,809	6,663

Common share data:
Basic earnings per common share	$0.43	0.47	0.41	0.29	0.33	1.60	1.36
Diluted earnings per common share	$0.37	0.40	0.35	0.26	0.29	1.38	1.19

Average shares outstanding ($ in thousands):
Basic:	4,846	4,874	4,893	4,896	4,890	4,877	4,884
Diluted:	6,359	6,376	6,390	6,401	6,396	6,376	6,423

8

SB FINANCIAL GROUP, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS - (Unaudited)

	At and for the Three Months Ended					Twelve Months Ended
	December	September	June	March	December	December	December
($ in thousands, except per share data)	2016	2016	2016	2016	2015	2016	2015
SUMMARY OF OPERATIONS
Net interest income	$6,647	6,671	6,423	6,112	5,976	25,853	23,343
Tax-equivalent adjustment	$84	86	89	85	92	345	376
Tax-equivalent net interest income	$6,731	6,757	6,512	6,197	6,068	26,198	23,719
Provision for loan loss	$500	-	-	250	150	750	1,100
Noninterest income	$5,128	5,015	4,307	3,439	3,716	17,889	15,707
Total operating revenue	$11,775	11,686	10,730	9,551	9,692	43,742	39,050
Noninterest expense	$7,859	7,930	7,407	6,895	6,839	30,091	26,927
Pre-tax pre-provision income	$3,916	3,756	3,323	2,656	2,853	13,651	12,123
Pretax income	$3,416	3,756	3,323	2,406	2,703	12,901	11,023
Net income	$2,317	2,547	2,265	1,655	1,868	8,783	7,619
Income available to common shareholders	$2,073	2,303	2,021	1,411	1,624	7,808	6,663

PER SHARE INFORMATION:
Basic earnings per share	$0.43	0.47	0.41	0.29	0.33	1.60	1.36
Diluted earnings per share	$0.37	0.40	0.35	0.26	0.29	1.38	1.19
Common dividends	$0.065	0.060	0.060	0.055	0.055	0.240	0.200
Book value per common share	$13.75	13.67	13.39	13.07	12.81	13.75	12.81
Tangible book value per common share	$11.59	11.49	11.15	10.74	10.39	11.59	10.39
Market price per common share	$16.05	12.53	10.87	10.31	11.14	16.05	11.14
Market price per preferred share	$15.85	13.50	11.83	11.19	12.65	15.85	12.65

PERFORMANCE RATIOS:
Return on average assets (ROAA)	1.14%	1.28%	1.15%	0.87%	1.02%	1.11%	1.06%
Pre-tax pre-provision ROAA	1.92%	1.89%	1.69%	1.40%	1.56%	1.73%	1.68%
Return on average equity	10.72%	11.90%	10.80%	8.03%	9.23%	10.39%	9.69%
Return on average tangible equity	16.54%	18.45%	16.94%	12.74%	14.80%	16.23%	15.84%
Efficiency ratio	66.72%	67.83%	69.00%	72.16%	70.18%	68.76%	68.44%
Earning asset yield	4.17%	4.29%	4.20%	4.18%	4.17%	4.21%	4.19%
Cost of interest bearing liabilities	0.58%	0.56%	0.55%	0.51%	0.49%	0.55%	0.49%
Net interest margin	3.64%	3.77%	3.69%	3.69%	3.71%	3.70%	3.72%
Tax equivalent effect	0.05%	0.05%	0.06%	0.06%	0.05%	0.05%	0.06%
Net interest margin, tax equivalent	3.69%	3.82%	3.75%	3.75%	3.76%	3.75%	3.78%
Non interest income/Average assets	2.52%	2.52%	2.20%	1.81%	2.03%	2.27%	2.18%
Non interest expense/Average assets	3.86%	3.98%	3.78%	3.62%	3.74%	3.81%	3.72%
Net noninterest expense/Average assets	1.34%	1.46%	1.58%	1.82%	1.71%	1.55%	1.54%

ASSET QUALITY RATIOS:
Gross charge-offs	$269	136	2	94	241	501	952
Recoveries	$175	6	247	59	5	486	71
Net charge-offs	$95	130	(245)	35	236	15	881
Nonaccruing loans/ Total loans	0.42%	0.47%	1.11%	1.14%	1.19%	0.42%	1.19%
Nonperforming loans/ Total loans	0.67%	0.72%	1.34%	1.40%	1.46%	0.67%	1.46%
Nonperforming assets/ Loans & OREO	0.82%	0.73%	1.36%	1.47%	1.51%	0.82%	1.51%
Nonperforming assets/ Total assets	0.65%	0.57%	1.04%	1.09%	1.15%	0.65%	1.15%
Allowance for loan loss/ Nonperforming loans	178.53%	163.50%	92.27%	89.33%	85.81%	178.53%	85.81%
Allowance for loan loss/ Total loans	1.20%	1.18%	1.23%	1.25%	1.25%	1.20%	1.25%
Net loan charge-offs/ Average loans (ann.)	0.06%	0.08%	(0.16%)	0.02%	0.17%	0.00%	0.17%
Loan loss provision/ Net charge-offs	526.32%	0.00%	0.00%	714.29%	63.56%	5000.00%	124.86%

CAPITAL & LIQUIDITY RATIOS:
Loans/ Deposits	95.74%	93.54%	93.29%	90.46%	95.09%	95.74%	95.09%
Equity/ Assets	10.61%	10.76%	10.71%	10.72%	11.08%	10.61%	11.08%
Tangible equity/ Tangible assets	7.02%	7.11%	7.02%	6.94%	7.09%	7.02%	7.09%
Tangible equity adjusted for conversion	8.77%	8.89%	8.82%	8.78%	9.04%	8.77%	9.04%

END OF PERIOD BALANCES
Total assets	$816,005	801,800	793,163	774,820	733,071	816,005	733,071
Total loans	$644,433	619,352	604,776	577,134	557,659	644,433	557,659
Deposits	$673,073	662,144	648,300	638,028	586,453	673,073	586,453
Stockholders equity	$86,548	86,263	84,950	83,051	81,241	86,548	81,241
Goodwill & intangibles	$16,422	16,426	16,429	16,432	16,435	16,422	16,435
Preferred equity	$13,983	13,983	13,983	13,983	13,983	13,983	13,983
Tangible equity	$56,143	55,854	54,538	52,636	50,823	56,143	50,823
Mortgage servicing portfolio	$899,710	868,783	831,781	792,666	772,533	899,710	772,533
Wealth/Brokerage assets under care	$378,131	375,787	367,223	357,531	353,488	378,131	353,488
Total assets under care	$2,093,846	2,046,370	1,992,167	1,925,017	1,859,092	2,093,846	1,859,092
Full-time equivalent employees	227	224	223	218	214	227	214
Period end basic shares outstanding	4,844	4,860	4,892	4,900	4,891	4,844	4,891
Period end outstanding (Series A Converted)	1,452	1,452	1,452	1,452	1,451	1,452	1,451

AVERAGE BALANCES
Total assets	$814,423	796,027	784,353	761,143	731,198	789,045	719,586
Total earning assets	$729,525	707,679	694,629	661,891	644,783	698,541	628,047
Total loans	$634,664	614,731	596,724	568,925	549,877	603,875	531,614
Deposits	$672,226	650,751	644,429	616,124	585,922	645,847	575,840
Stockholders equity	$86,433	85,616	83,894	82,378	80,911	84,540	78,618
Intangibles	$16,424	16,427	16,431	16,434	16,450	16,429	16,529
Preferred equity	$13,983	13,983	13,983	13,983	13,983	13,983	13,983
Tangible equity	$56,026	55,206	53,480	51,961	50,478	54,128	48,106
Average basic shares outstanding	4,846	4,874	4,893	4,896	4,890	4,877	4,884
Average diluted shares outstanding	6,359	6,376	6,390	6,401	6,396	6,376	6,423

9

SB FINANCIAL GROUP, INC.

Rate Volume Analysis - (Unaudited)

At and for the Three and Twelve Months Ended December 31, 2016 and 2015

($ in Thousands)	Three Months Ended Dec. 31, 2016			Three Months Ended Dec. 31, 2015
	Average		Average	Average		Average
Assets	Balance	Interest	Rate	Balance	Interest	Rate
Taxable securities	$80,000	289	1.45%	$77,944	357	1.83%
Nontaxable securities	14,861	218	5.87%	16,962	256	6.04%
Loans, net	634,664	7,089	4.47%	549,877	6,101	4.44%
Total earning assets	729,525	7,596	4.17%	644,783	6,714	4.17%
Cash and due from banks	29,322			32,284
Allowance for loan losses	(7,511)			(7,100)
Premises and equipment	18,981			17,974
Other assets	44,106			43,257
Total assets	$814,423			$731,198

Liabilities
Savings and interest bearing demand	$349,892	143	0.16%	$314,959	95	0.12%
Time deposits	196,645	566	1.15%	159,777	397	0.99%
Repurchase agreements & Other	11,493	2	0.07%	14,527	3	0.08%
Advances from Federal Home Loan Bank	24,348	86	1.41%	29,897	95	1.27%
Trust preferred securities	10,310	68	2.64%	10,310	56	2.17%
Total interest bearing liabilities	592,688	865	0.58%	529,470	646	0.49%
Non interest bearing demand	125,689	-		111,186	-
Total funding	718,377		0.48%	640,656		0.40%
Other liabilities	9,613			9,631
Total liabilities	727,990			650,287
Equity	86,433			80,911

Total liabilities and equity	$814,423			$731,198

Net interest income (tax equivalent basis)		$6,731			$6,068

Net interest income as a percent of average interest-earning assets			3.69%			3.76%

	Twelve Months Ended Dec. 31, 2016			Twelve Months Ended Dec. 31, 2015
	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Taxable securities	$79,301	1,461	1.84%	$78,840	1,506	1.91%
Nontaxable securities	15,365	900	5.86%	17,593	1,052	5.98%
Loans, net	603,875	27,035	4.48%	531,614	23,745	4.47%
Total earning assets	698,541	29,396	4.21%	628,047	26,303	4.19%
Cash and due from banks	34,999			38,895
Allowance for loan losses	(7,389)			(6,979)
Premises and equipment	19,124			16,427
Other assets	43,770			43,196

Total assets	$789,045			$719,586

Liabilities
Savings and interest bearing demand	$345,302	524	0.15%	$309,169	346	0.11%
Time deposits	184,640	2,054	1.11%	162,245	1,633	1.01%
Repurchase agreements & Other	15,027	16	0.11%	15,749	17	0.11%
Advances from Federal Home Loan Bank	23,892	352	1.47%	29,996	375	1.25%
Trust preferred securities	10,310	252	2.44%	10,310	213	2.07%
Total interest bearing liabilities	579,171	3,198	0.55%	527,469	2,584	0.49%
Non interest bearing demand	115,905		0.46%	104,426		0.41%
Total funding	695,076			631,895
Other liabilities	9,429			9,073
Total liabilities	704,505			640,968
Equity	84,540			78,618

Total liabilities and equity	$789,045			$719,586

Net interest income (tax equivalent basis)		$26,198			$23,719

Net interest income as a percent of average interest-earning assets			3.75%			3.78%

10